UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

THERMO FISHER SCIENTIFIC INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Third Avenue

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 15, 2021, Thermo Fisher Scientific Inc. (the “Company”) notified the holders of its (i) $1,200,000,000 aggregate principal amount of 2.950% Senior Notes due 2026 (the “2026 Notes”) and (ii) $750,000,000 aggregate principal amount of 3.200% Senior Notes due 2027 (the “2027 Notes” and, together with the 2026 Notes, the “Notes”) that it will redeem all of the Notes on December 30, 2021 (the “Redemption Date”). The 2026 Notes will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the 2026 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of the 2026 Notes to be redeemed discounted to the Redemption Date on a semi-annual basis at a comparable treasury rate plus 25 basis points, plus accrued and unpaid interest on the 2026 Notes to be redeemed, if any, to, but excluding, the Redemption Date. The 2027 Notes will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the 2027 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of the 2027 Notes to be redeemed discounted to the Redemption Date on a semi-annual basis at a comparable treasury rate plus 20 basis points, plus accrued and unpaid interest on the 2027 Notes to be redeemed, if any, to, but excluding, the Redemption Date.

The Company intends to fund the aggregate redemption price of approximately $1.95 billion using cash on hand.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s statements about its intended source of funds for the redemption. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to general economic conditions and related uncertainties. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, which are on file with the SEC and available in the “Investors” section of the Company’s website under the heading “SEC Filings,” and other documents the Company files with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date: December 15, 2021	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President, General Counsel and Secretary